                                                                   Exhibit 99.11

Oct-2000                         1998-A                                  Page 1





                 MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                            SERIES 1998-A
                     CC MASTER CREDIT CARD TRUST II
                  (Formerly Chevy Chase Master Credit Card Trust II)



RECEIVABLES
-----------

Beginning of the Month Principal Receivables:               $3,005,089,625.25
Beginning of the Month Finance Charge Receivables:            $152,398,233.47
Beginning of the Month Discounted Receivables:                          $0.00
Beginning of the Month Total Receivables:                   $3,157,487,858.72

Removed Principal Receivables:                                          $0.00
Removed Finance Charge Receivables:                                     $0.00
Removed Total Receivables:                                              $0.00

Additional Principal Receivables:                                       $0.00
Additional Finance Charge Receivables:                                  $0.00
Additional Total Receivables:                                           $0.00

Discounted Receivables Generated this Period:                           $0.00

End of the Month Principal Receivables:                     $2,954,073,738.94
End of the Month Finance Charge Receivables:                  $147,551,019.69
End of the Month Discounted Receivables:                                $0.00
End of the Month Total Receivables:                         $3,101,624,758.63

Special Funding Account Balance                                         $0.00
Aggregate Invested Amount (all Master Trust II Series)      $2,300,000,000.00
End of the Month Transferor Amount                            $654,073,738.94
End of the Month Transferor Percentage                                 22.14%

DELINQUENCIES AND LOSSES
------------------------

End of the Month Delinquencies:

     30-59 Days Delinquent                                     $68,638,213.36
     60-89 Days Delinquent                                     $50,358,199.79
     90+ Days Delinquent                                       $91,248,801.03

     Total 30+ Days Delinquent                                $210,245,214.18
     Delinquent Percentage                                              6.78%

Defaulted Accounts During the Month                            $20,897,990.17
Annualized Default Percentage                                           8.35%

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Oct-2000                         1998-A                                 Page 2


Principal Collections                                         $399,064,663.34
Principal Payment Rate                                                 13.28%

Total Payment Rate                                                     14.28%

INVESTED AMOUNTS
----------------

     Class A Initial Invested Amount                          $370,500,000.00
     Class B Initial Invested Amount                           $57,000,000.00
     Class C Initial Invested Amount                           $47,500,000.00
                                                         --------------------
INITIAL INVESTED AMOUNT                                       $475,000,000.00

     Class A Invested Amount                                  $468,000,000.00
     Class B Invested Amount                                   $72,000,000.00
     Class C Invested Amount                                   $60,000,000.00
                                                         --------------------
INVESTED AMOUNT                                               $600,000,000.00

     Class A Adjusted Invested Amount                         $468,000,000.00
     Class B Adjusted Invested Amount                          $72,000,000.00
     Class C Adjusted Invested Amount                          $60,000,000.00
                                                         --------------------
ADJUSTED INVESTED AMOUNT                                      $600,000,000.00

PREFUNDED AMOUNT                                                        $0.00

FLOATING ALLOCATION PERCENTAGE                                         19.97%
PRINCIPAL ALLOCATION PERCENTAGE                                        19.97%

     Class A Principal Allocation Percentage                           78.00%
     Class B Principal Allocation Percentage                           12.00%
     Class C Principal Allocation Percentage                           10.00%

COLLECTIONS OF PRINCIPAL RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED
TO SERIES 1998-A                                               $79,677,756.06

COLLECTIONS OF FINANCE CHARGE RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED TO
SERIES 1998-A                                                  $10,361,870.14

MONTHLY SERVICING FEE                                             $750,000.00

INVESTOR DEFAULT AMOUNT                                         $4,172,519.18

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Oct-2000                         1998-A                                 Page 3


CLASS A AVAILABLE FUNDS
-----------------------

CLASS A FLOATING ALLOCATION PERCENTAGE                                78.00%

     Class A Finance Charge Collections                        $8,667,258.72
     Other Amounts                                                     $0.00

TOTAL CLASS A AVAILABLE FUNDS                                  $8,667,258.72

     Class A Monthly Interest                                  $2,640,300.00
     Class A Servicing Fee                                       $585,000.00
     Class A Investor Default Amount                           $3,254,564.96

TOTAL CLASS A EXCESS SPREAD                                    $2,187,393.76

CLASS A REQUIRED AMOUNT                                                $0.00

CLASS B AVAILABLE FUNDS
-----------------------

CLASS B FLOATING ALLOCATION PERCENTAGE                                12.00%

     Class B Finance Charge Collections                        $1,333,424.42
     Other Amounts                                                     $0.00

TOTAL CLASS B AVAILABLE FUNDS                                  $1,333,424.42

     Class B Monthly Interest                                    $421,200.00
     Class B Servicing Fee                                        $90,000.00

TOTAL CLASS B EXCESS SPREAD                                      $822,224.42
CLASS B INVESTOR DEFAULT AMOUNT                                  $500,702.31
CLASS B REQUIRED AMOUNT                                          $500,702.31

CLASS C FLOATING ALLOCATION PERCENTAGE                                10.00%

CLASS C MONTHLY SERVICING FEE                                     $75,000.00

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Oct-2000                         1998-A                                 Page 4


EXCESS SPREAD
-------------

TOTAL EXCESS SPREAD                                            $4,045,805.18

     Excess Spread Applied to Class A Required Amount                  $0.00

     Excess Spread Applied to Class A Investor Charge Offs             $0.00

     Excess Spread Applied to Class B Required Amount            $500,702.31

     Excess Spread Applied to Reductions of Class B
     Invested Amount                                                   $0.00

     Excess Spread Applied to Class C Required Amount            $798,251.91

     Excess Spread Applied to Reductions of Class C
     Invested Amount                                                   $0.00

     Excess Spread Applied to Monthly Cash Collateral Fee        $125,000.00

     Excess Spread Applied to Cash Collateral Account                  $0.00

     Excess Spread Applied to Spread Account                           $0.00

     Excess Spread Applied to Reserve Account

     Excess Spread Applied to other amounts owed to
     Cash Collateral Depositor                                         $0.00

     Excess Spread Applied to other amounts owed to
     Spread Account Residual Interest Holders                          $0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                        $2,621,850.96

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Oct-2000                         1998-A                               Page 5

EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
--------------------------------------------

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
IN GROUP I                                                      $10,200,607.57

SERIES 1998-A EXCESS FINANCE CHARGE COLLECTIONS
-----------------------------------------------

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
SERIES 1998-A                                                            $0.00

    Excess Finance Charge Collections applied to
    Class A Required Amount                                              $0.00

    Excess Finance Charge Collections applied to
    Class A Investor Charge Offs                                         $0.00

    Excess Finance Charge Collections applied to
    Class B Required Amount                                              $0.00

    Excess Finance Charge Collections applied to
    Reductions of Class B Invested Amount                                $0.00

    Excess Finance Charge Collections applied to
    Class C Required Amount                                              $0.00

    Excess Finance Charge Collections applied to
    Reductions of Class C Invested Amount                                $0.00

    Excess Finance Charge Collections applied to
    Monthly Cash Collateral Fee                                          $0.00

    Excess Finance Charge Collections applied to
    other amounts owed Cash Collateral Depositor                         $0.00

    Excess Finance Charge Collections applied to
    other amounts owed to Spread Account
    Residual Interest Holders                                            $0.00

YIELD AND BASE RATE
-------------------

    Base Rate (Current Month)                                            8.89%
    Base Rate (Prior Month)                                              8.89%
    Base Rate (Two Months Ago)                                           8.88%
                                                                       ------
THREE MONTH AVERAGE BASE RATE                                            8.89%

    Portfolio Yield (Current Month)                                     13.88%
    Portfolio Yield (Prior Month)                                       11.69%
    Portfolio Yield (Two Months Ago)                                    14.58%
                                                                       ------
THREE MONTH AVERAGE PORTFOLIO YIELD                                     13.38%
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Oct-2000                         1998-A                                Page 6

PRINCIPAL COLLECTIONS
---------------------

TOTAL PRINCIPAL COLLECTIONS                                     $79,677,756.06

INVESTOR DEFAULT AMOUNT                                          $4,172,519.18

REALLOCATED PRINCIPAL COLLECTIONS
    Allocable to Class C Interests                                       $0.00
    Allocable to Class B Certficates                                     $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER SERIES                                                        $0.00

CLASS A SCHEDULED ACCUMULATION --
    Controlled Accumulation Amount                                       $0.00
    Deficit Controlled Accumulation Amount                               $0.00
CONTROLLED DEPOSIT AMOUNT                                                $0.00

CLASS B SCHEDULED ACCUMULATION --
    Controlled Accumulation Amount                                       $0.00
    Deficit Controlled Accumulation Amount                               $0.00
CONTROLLED DEPOSIT AMOUNT                                                $0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
PRINCIPAL SHARING                                               $83,850,275.24

INVESTOR CHARGE OFFS
--------------------

CLASS A INVESTOR CHARGE OFFS                                             $0.00
CLASS B INVESTOR CHARGE OFFS                                             $0.00
CLASS C INVESTOR CHARGE OFFS                                             $0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                  $0.00
PREVIOUS CLASS B REDUCTIONS REIMBURSED                                   $0.00
PREVIOUS CLASS C REDUCTIONS REIMBURSED                                   $0.00

CASH COLLATERAL ACCOUNT
    Required Cash Collateral Amount                             $18,000,000.00
    Available Cash Collateral Amount                            $18,000,000.00

TOTAL DRAW AMOUNT                                                        $0.00
CASH COLLATERAL ACCOUNT SURPLUS                                          $0.00


                                         First USA Bank, National Association
                                         as Servicer

                                         By:   /s/ Tracie Klein
                                               ______________________________
                                               Tracie H. Klein
                                               First Vice President